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                                                                   Exhibit 10.43




                             SAILS PLEDGE AGREEMENT



                                   dated as of



                                 August 25, 1999





                                      among




                     SAFEGUARD SCIENTIFICS (DELAWARE), INC.,




                        CREDIT SUISSE FINANCIAL PRODUCTS





                                       and





        CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Collateral Agent
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                                TABLE OF CONTENTS

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SECTION 1. The Security Interests:...............................................................1

SECTION 2. Definitions:..........................................................................2

SECTION 3. Representations and Warranties of Pledgor:............................................4

SECTION 4. Representations, Warranties and Agreements of the Collateral Agent:...................6

SECTION 5. Certain Covenants of Pledgor..........................................................6

SECTION 6. Administration of the Collateral and Valuation of the Securities......................8

SECTION 7. Income and Voting Rights in Collateral................................................11

SECTION 8. Remedies upon Acceleration Events.....................................................12

SECTION 9. The Collateral Agent..................................................................15

SECTION 10. Miscellaneous........................................................................16

SECTION 11. Termination of Pledge Agreement......................................................18

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                                PLEDGE AGREEMENT

         THIS AGREEMENT is made as of this 25th day of August, 1999 among SAFEGUARD SCIENTIFICS (DELAWARE), INC. ("PLEDGOR"), CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as collateral agent (the "COLLATERAL AGENT") hereunder for the benefit of CREDIT SUISSE FINANCIAL PRODUCTS ("SECURED PARTY"), and Secured Party.

         WHEREAS, pursuant to the SAILS Mandatorily Exchangeable Securities Contract (as amended from time to time, the "SECURITIES CONTRACT") dated as of the date hereof among Pledgor, CSFP Capital, Inc., as Agent, and Secured Party, Parent and Pledgor have jointly and severally agreed to sell and Secured Party has agreed to purchase shares of common stock (the "COMMON STOCK") of Tellabs, Inc., a Delaware corporation (the "ISSUER") (or security entitlements in respect thereof), or cash in lieu thereof, subject to the terms and conditions of the Securities Contract;

         WHEREAS, it is a condition to the obligations of Secured Party under the Securities Contract that Pledgor, the Collateral Agent and Secured Party enter into this Agreement and that Pledgor grant the pledge provided for herein;

         NOW, THEREFORE, in consideration of their mutual covenants contained herein and to secure the performance by Parent and Pledgor of their obligations under the Securities Contract and the observance and performance of the covenants and agreements contained herein and in the Securities Contract, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:

         SECTION 1. The Security Interests. In order to secure the full and punctual observance and performance of the covenants and agreements contained herein and in the Securities Contract:

         (a) Pledgor hereby assigns and pledges to the Collateral Agent, as agent of and for the benefit of Secured Party, and grants to the Collateral Agent, as agent of and for the benefit of Secured Party, security interests in and to, and a lien upon and right of set-off against, and transfers to the Collateral Agent, as agent of and for the benefit of Secured Party, as and by way of a security interest having priority over all other security interests, with power of sale, all of its right, title and interest in and to (i) the Pledged Items described in paragraph (b); (ii) all additions to and substitutions for such Pledged Items (including, without limitation, any securities, instruments or other property delivered or pledged pursuant to
Section 5(a) or 6(b)); (iii) all income, proceeds and collections received or to be received, or derived or to be derived, now or any time hereafter (whether before or after the commencement of any proceeding under applicable bankruptcy, insolvency or similar law, by or against Pledgor, with respect to Pledgor) from or in connection with the Pledged Items (including, without limitation, any shares of capital stock issued by the Issuer in respect of any Common Stock (or security entitlements in respect thereof) constituting Collateral or any cash, securities or other property distributed in respect of or exchanged for any Common Stock (or security entitlements in respect thereof) constituting Collateral, or into which any such Common Stock (or security entitlements in respect thereof) is converted, in connection with any

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Merger Event, and any security entitlements in respect of any of the foregoing);
and (iv) all powers and rights now owned or hereafter acquired under or with respect to the Pledged Items (such Pledged Items, additions, substitutions, proceeds, collections, powers and rights being herein collectively called the "Collateral"). The Collateral Agent shall have all of the rights, remedies and recourses with respect to the Collateral afforded a secured party by the UCC, in addition to, and not in limitation of, the other rights, remedies and recourses afforded to the Collateral Agent by this Agreement.

         (b) On or prior to the Payment Date, Pledgor shall deliver to the Collateral Agent in pledge hereunder Eligible Collateral consisting of a number of shares of Common Stock (or security entitlements in respect thereof) equal to the Base Amount, in the manner provided in Section 6(c).

         (c) In the event that the Issuer at any time issues to Pledgor in respect of any Common Stock (or security entitlements in respect thereof) constituting Collateral hereunder any additional or substitute shares of capital stock of any class (or any security entitlements in respect thereof), Pledgor shall immediately pledge and deliver to the Collateral Agent in accordance with
Section 6(c) all such shares and security entitlements as additional Collateral hereunder.

         (d) The Security Interests are granted as security only and shall not subject the Collateral Agent or Secured Party to, or transfer or in any way affect or modify, any obligation or liability of Pledgor or the Issuer with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 2. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Securities Contract. As used herein, the following words and phrases shall have the following meanings:

         "AUTHORIZED OFFICER" of Pledgor means any officer as to whom Pledgor shall have delivered notice to the Collateral Agent that such officer is authorized to act hereunder on behalf of Pledgor.

         "COLLATERAL" has the meaning provided in Section 1(a).

         "COLLATERAL AGENT" means the financial institution identified as such in the preliminary paragraph hereof, or any successor appointed in accordance with Section 9.

         "COLLATERAL EVENT OF DEFAULT" means, at any time, the occurrence of either of the following: (A) failure of the Collateral to include, as Eligible Collateral, at least the Maximum Deliverable Number of shares of Common Stock or
(B) failure at any time of the Security Interests to constitute valid and perfected security interests in all of the Collateral, subject to no prior or equal Lien, or assertion of such by either Parent or Pledgor in writing.

         "DEFAULT SETTLEMENT DATE" has the meaning provided in Section 8(a).

         "DIVIDEND PROCEEDS" has the meaning provided in Section 7(a).

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         "ELIGIBLE COLLATERAL" means Common Stock or security entitlements in respect thereof, provided that Pledgor has good and marketable title thereto, free of all Liens (other than the Security Interests) and Transfer Restrictions (other than the Existing Transfer Restrictions) and that the Collateral Agent has a valid, first priority perfected security interest therein, a first lien thereon and control with respect thereto, and provided further that to the extent the number of shares of Common Stock or security entitlements in respect thereof pledged hereunder exceeds at any time the Maximum Deliverable Number thereof, such excess shares shall not be Eligible Collateral.

         "EXISTING TRANSFER RESTRICTIONS" means Transfer Restrictions imposed by Rule 145(c) under the Securities Act.

         "LOCATION" means, with respect to any party, the place such party is "deemed located" within the meaning of Section 9-103(3)(d) of the UCC.

         "MAXIMUM DELIVERABLE NUMBER" means, on any date, a number of shares of Common Stock or security entitlements in respect thereof equal to the Base Amount on such date multiplied successively by each adjustment that shall have been calculated on or prior to such date pursuant to Article 7 of the Securities Contract.

         "OTHER LIENS" has the meaning specified in Section 4(e).

         "PLEDGED ITEMS" means, as of any date, any and all securities and instruments delivered by Pledgor to be held by the Collateral Agent under this Agreement as Collateral.

         "REHYPOTHECATION UNAVAILABILITY" shall be deemed to occur if at any time any of the Eligible Collateral pledged hereunder is unavailable for rehypothecation by the Collateral Agent pursuant to Section 6(i) (as a result of Pledgor withholding consent to rehypothecate any such Eligible Collateral, as a result of Parent or Pledgor causing the Collateral Agent to take possession of such Collateral pursuant to the proviso to Section 6(i) or otherwise).

         "SECURITY INTERESTS" means the security interests in the Collateral created hereby.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         SECTION 3. Representations and Warranties of Pledgor. Pledgor hereby represents and warrants to the Collateral Agent and Secured Party that:

         (a) Pledgor (i) acquired all of the Eligible Collateral delivered pursuant to Section 1(b) on August 3, 1998, owns and, subject to the Collateral Agent's right to rehypothecate Collateral pursuant to Section 6(i), at all times prior to the release of the Collateral pursuant to the terms of this Agreement, will own the Collateral free and clear of any Liens (other than the Security Interests) or Transfer Restrictions (other than the Existing Transfer Restrictions) and (ii) is not and will not become a party to or otherwise bound by any agreement, other than this Agreement, that (x) restricts in any manner the

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rights of any present or future owner of the Collateral with respect thereto or
(y) provides any person other than the Pledgor, the Collateral Agent, the Secured Party or any securities intermediary through whom any Collateral is held (but, in the case of any such securities intermediary, only with respect of Collateral held through it) with control (as defined in Section 8-106 of the
UCC) with respect to any Collateral.

         (b) Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien, security interest or other encumbrance of any kind on such Collateral.

         (c) All shares of Common Stock at any time pledged hereunder (or in respect of which security entitlements are pledged hereunder) are and will be issued by an issuer organized under the laws of the United States, any State thereof or the District of Columbia and (i) certificated (and the certificate or certificates in respect of such shares of Common Stock are and will be located in the United States) and registered in the name of Pledgor or held through a securities intermediary whose securities intermediary's jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States or (ii) uncertificated and either registered in the name of Pledgor or held through a securities intermediary whose securities intermediary's jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States.

         (d) Subject to the Collateral Agent's right to rehypothecate Collateral pursuant to Section 6(i), upon (i) the delivery of certificates evidencing any Common Stock to the Collateral Agent in accordance with Section 6(c)(A) or the registration of uncertificated Common Stock in the name of the Collateral Agent or its nominee in accordance with Section 6(c)(B), the Collateral Agent will have, for the benefit of Secured Party, a valid and, as long as the Collateral Agent retains possession of such certificates or such uncertificated Common Stock remains so registered, perfected security interest therein, in respect of which the Collateral Agent will have control, subject to no prior Lien and (ii) the crediting of any Common Stock to a securities account of the Collateral Agent in accordance with Section 6(c)(C), the Collateral Agent will have, for the benefit of Secured Party, a valid and, so long as such Common Stock continues to be credited to the account of the Collateral Agent with the applicable securities intermediary, perfected security interest in a securities entitlement in respect thereof, in respect of which the Collateral Agent will have control subject to no prior Lien.

         (e) No registration, recordation or filing with any governmental body, agency or official is required in connection with the execution and delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests.

         (f) Pledgor and Parent have not performed and will not perform any acts that might prevent the Collateral Agent from enforcing any of the terms of this Agreement or that might limit the Collateral Agent in any such enforcement.

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         (g) The Location of Pledgor is the address set forth in Section 10(d), and under the Uniform Commercial Code as in effect in such Location, no local filing is required to perfect a security interest in collateral consisting of general intangibles.

         SECTION 4. Representations, Warranties and Agreements of the Collateral Agent. The Collateral Agent represents and warrants to, and agrees with, Pledgor and Secured Party that:

         (a) The Collateral Agent is a duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all powers and all material governmental licenses, authorizations, consents and approvals required to enter into, and perform its obligations under, this Agreement.

         (b) The execution, delivery and performance by the Collateral Agent of this Agreement have been duly authorized by all necessary action on the part of the Collateral Agent and do not and will not violate, contravene or constitute a default under any provision of applicable law or regulation or of the constitutive documents of the Collateral Agent or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Collateral Agent.

         (c) This Agreement constitutes a valid and binding agreement of the Collateral Agent enforceable against the Collateral Agent in accordance with its terms.

         (d) Subject to Sections 6(i) and 6(j), the Collateral Agent has not and will not enter into any agreement pursuant to which any person other than the Pledgor, the Collateral Agent, the Secured Party or any securities intermediary through whom any Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 of the UCC) with respect to any Collateral.

         (e) The Collateral Agent hereby agrees that all liens, pledges and other security interests of any kind or nature held by it (other than liens, pledges and security interests arising hereunder) in any of the Collateral securing any obligation to the Collateral Agent (either in such capacity or in any other capacity) (collectively, "OTHER LIENS") shall be subordinate and junior to the liens, pledges and security interests in the Collateral arising hereunder and that the Collateral Agent will take no action to enforce any Other Liens so long as any obligation under the Securities Contract or hereunder (whether or not then due) should remain unsatisfied.

         SECTION 5. Certain Covenants of Pledgor. Pledgor agrees that, so long as any of the obligations of Parent or Pledgor under the Securities Contract remain outstanding:

         (a) Pledgor shall ensure at all times that a Collateral Event of Default shall not occur, and shall pledge additional Collateral in the manner described in Sections 6(b) and 6(c) as necessary to cause such requirement to be met.

         (b) Pledgor shall, at the expense of either Parent or Pledgor and in such manner and form as Secured Party or the Collateral Agent may require, give, execute, deliver, file

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and record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable in order to create, preserve, perfect, substantiate or validate any security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce its rights and the rights of Secured Party hereunder with respect to such security interest. To the extent permitted by applicable law, Pledgor hereby authorizes the Collateral Agent to execute and file, in the name of Pledgor or otherwise, UCC financing or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) that the Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect, or maintain the perfection of, the Security Interests.

         (c) Pledgor shall warrant and defend its title to the Collateral, subject to the rights of the Collateral Agent and Secured Party, against the claims and demands of all persons. The Collateral Agent and Secured Party (or, as they may agree, one of them) may elect, but without an obligation to do so, to discharge any Lien of any third party on any of the Collateral.

         (d) Pledgor agrees that it shall not change (1) its name, identity or corporate structure in any manner or (2) its Location, unless in either case (A) it shall have given the Collateral Agent not less than 30 days' prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected or subject any Collateral to any other Lien.

         (e) Pledgor agrees that it shall not (1) create or permit to exist any Lien (other than the Security Interests) or any Transfer Restriction (other than the Existing Transfer Restrictions) upon or with respect to the Collateral, (2) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (3) enter into or consent to any agreement pursuant to which any person other than the Pledgor, the Collateral Agent, the Secured Party and any securities intermediary through whom any of the Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8- 106 of the UCC) in respect of any Collateral.

         SECTION 6. Administration of the Collateral and Valuation of the Securities. (a) The Collateral Agent shall determine on each Business Day whether a Collateral Event of Default shall have occurred.

         (b) Pledgor may pledge additional Collateral hereunder at any time. Concurrently with the delivery of any additional Eligible Collateral, Pledgor shall deliver to the Collateral Agent a certificate of an Authorized Officer Pledgor substantially in the form of Exhibit A hereto and dated the date of such delivery, (A) identifying the additional items of Eligible Collateral being pledged and (B) certifying that with respect to such items of additional Eligible Collateral the representations and warranties contained in paragraphs
(a), (b), (c), (d) and (e) of Section 3 are true and correct with respect to such Eligible Collateral on and as of the date thereof. Pledgor hereby covenants and agrees to take all actions required under Section 6(c) and any other actions necessary to create for

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the benefit of the Collateral Agent a valid, first priority, perfected security interest in, and a first lien upon, such additional Eligible Collateral.

         (c) Any delivery of Common Stock (or security entitlement in respect thereof) as Collateral to the Collateral Agent by Pledgor shall be effected (A) in the case of Collateral consisting of certificated Common Stock registered in the name of Pledgor, by delivery of certificates representing such Common Stock to the Collateral Agent, accompanied by any required transfer tax stamps, and in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, all in form and substance satisfactory to the Collateral Agent, (B) in the case of Collateral consisting of uncertificated Common Stock registered in the name of Pledgor, by transmission by Pledgor of an instruction to the issuer of such Common Stock instructing such issuer to register such Common Stock in the name of the Collateral Agent or its nominee, accompanied by any required transfer tax stamps, and the issuer's compliance with such instructions or (C) in the case of Common Stock in respect of which security entitlements are held by Pledgor through a securities intermediary, by the crediting of such Common Stock, accompanied by any required transfer tax stamps, to a securities account of the Collateral Agent at such securities intermediary or, at the option of the Collateral Agent, at another securities intermediary satisfactory to the Collateral Agent. Upon delivery of any such Pledged Item under this Agreement, the Collateral Agent shall examine such Pledged Item and any certificates delivered pursuant to Section 6(b) or otherwise pursuant to the terms hereof in connection therewith to determine that they comply as to form with the requirements for Eligible Collateral.

         (d) If on any Business Day the Collateral Agent determines that a Collateral Event of Default shall have occurred, the Collateral Agent shall promptly notify Parent and Pledgor of such determination by telephone call to Parent and to an Authorized Officer of Pledgor followed by a written confirmation of such call.

         (e) If on any Business Day the Collateral Agent determines that no Acceleration Event or failure by Pledgor to meet any of its obligations under Sections 5 or 6 hereof has occurred and is continuing, Pledgor may obtain the release from the Security Interests of any Collateral upon delivery to the Collateral Agent of a written notice from an Authorized Officer of Pledgor indicating the items of Collateral to be released so long as, after such release, no Collateral Event of Default shall have occurred.

         (f) On the Maturity Date, unless (i) Parent or Pledgor shall have otherwise effected the deliveries required by Section 2.03(b) of the Securities Contract or shall have delivered the Cash Settlement Amount to Secured Party in lieu of shares of Common Stock (or security entitlements in respect thereof) in accordance with Section 2.04 of the Securities Contract on the Maturity Date or
(ii) the Common Stock (or security entitlements in respect thereof) then held by the Collateral Agent hereunder is not Free Stock, the Collateral Agent shall deliver (and Pledgor hereby irrevocably instructs the Collateral Agent to deliver, in whole or partial, as the case may be, satisfaction of Pledgor's obligations to deliver shares of Common Stock (or security entitlements in respect thereof) to Secured Party on the Maturity Date pursuant to the Securities

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Contract) to Secured Party shares of Common Stock (or security entitlements in respect thereof) then held by it hereunder representing the number of shares of Common Stock (or security entitlements in respect thereof) required to be delivered under the Securities Contract on the Maturity Date. Upon any such delivery, Secured Party shall hold such shares of Common Stock (or security entitlements in respect thereof) absolutely and free from any claim or right whatsoever (including, without limitation, any claim or right of Pledgor).

         (g) The Collateral Agent may at any time or from time to time, in its sole discretion, cause any or all of the Common Stock pledged hereunder (or in respect of which security entitlements are pledged hereunder) registered in the name of Pledgor or its nominee to be transferred of record into the name of the Collateral Agent or its nominee. Pledgor shall promptly give to the Collateral Agent copies of any notices or other communications received by Pledgor with respect to Common Stock (or security entitlements in respect thereof) pledged hereunder registered, or held through a securities intermediary, in the name of Parent or its nominee, or Pledgor or its nominee and the Collateral Agent shall promptly give to Pledgor copies of any notices and communications received by the Collateral Agent with respect to Common Stock (or security entitlements in respect thereof) pledged hereunder registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee.

         (h) Pledgor agrees that either Parent or Pledgor shall forthwith upon demand pay to the Collateral Agent:

                  (i) the amount of any taxes that the Collateral Agent or Secured Party may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (ii) the amount of any and all out-of-pocket expenses, including the fees and disbursements of counsel and of any other experts, that the Collateral Agent or Secured Party may incur in connection with (A) the enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection, sale or other disposition of any of the Collateral, (C) the exercise by the Collateral Agent of any of the rights conferred upon it hereunder or (D) any Acceleration Event.

Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to the lesser of (i) Secured Party's cost of borrowing as determined by the Calculation Agent or (ii) 5% plus the prime rate as published from time to time in The Wall Street Journal, Eastern Edition.

         (i) Without limiting the rights and obligations of the parties under this Agreement, the Collateral Agent shall, notwithstanding Section 9-207 of the UCC, have the right, upon the consent of Pledgor (which consent need not be in writing), to sell, lend, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or

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otherwise use in its business (collectively, "REHYPOTHECATE"), any Collateral it holds, free from any claim or right of any nature whatsoever of Parent or Pledgor, including any equity or right of redemption by Parent or Pledgor; provided that the Collateral Agent will not lend any Collateral except pursuant to arrangements that (i) give the Collateral Agent the right to take possession of such Collateral (or substitute Collateral) upon five Business Days' notice, and the Collateral Agent shall exercise such right upon notice from Parent, Pledgor or Secured Party, and (ii) provide that the borrower of any Collateral consisting of Common Stock shall pay or deliver to the Collateral Agent, for the account of Pledgor, the amount of any dividends or distributions paid on the borrowed Common Stock, and any such delivery or payment received by the Collateral Agent shall become proceeds of the Collateral hereunder and (except in the case of extraordinary dividends or distributions) shall be subject to payment or delivery over to the Pledgor pursuant to Section 7(a).

         (j) Notwithstanding any other provision of this Agreement and Section 9-207 of the UCC, the Collateral Agent shall have the right to pledge the Collateral to an affiliate of Secured Party in connection with hedging transactions in respect of the Securities Contract entered into among Secured Party and its affiliates in the ordinary course of business, which pledge shall have no effect on the rights and obligations of Pledgor, the Collateral Agent or Secured Party hereunder.

         SECTION 7. Income and Voting Rights in Collateral. (a) The Collateral Agent shall have the right to receive and retain as Collateral hereunder (i) all proceeds (other than interest, or dividends or distributions that are not extraordinary dividends or distributions) of the Collateral and (ii) upon the occurrence and during the continuance of an Acceleration Event, all proceeds of the Collateral, including, without limitation, interest, or dividends or distributions that are not extraordinary dividends or distributions ("DIVIDEND PROCEEDS"), and Pledgor shall take all such action as the Collateral Agent shall deem necessary or appropriate to give effect to such right. All such proceeds that are received by Pledgor shall be received in trust for the benefit of the Collateral Agent and Secured Party and, if the Collateral Agent so directs (but only, in the case of Dividend Proceeds, upon the occurrence and during the continuance of an Acceleration Event), shall be segregated from other funds of Parent or Pledgor and shall, forthwith upon demand by the Collateral Agent (but only, in the case of Dividend Proceeds, upon the occurrence and during the continuance of an Acceleration Event), be paid over to the Collateral Agent as Collateral in the same form as received (with any necessary endorsement). The Collateral Agent shall pay or deliver over to Pledgor any proceeds of any Collateral that the Collateral Agent receives but does not have the right to retain hereunder. After all Acceleration Events have been cured, the Collateral Agent's right to retain Dividend Proceeds under this Section 7(a) shall cease and the Collateral Agent shall pay or deliver over to Pledgor any such Collateral consisting of Dividend Proceeds retained by it during the continuance of an Acceleration Event.

         (b) Unless an Acceleration Event shall have occurred and be continuing, Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to the Collateral (other than Collateral that has been rehypothecated by the Collateral Agent pursuant to Section 6(i)), and the Collateral Agent shall, upon

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receiving a written request from Parent or Pledgor accompanied by a certificate of an Authorized Officer of Pledgor stating that no Acceleration Event has occurred and is continuing, deliver to Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of the Collateral that is registered, or held through a securities intermediary, in the name of the Collateral Agent or its nominee as shall be specified in such request and shall be in form and substance satisfactory to the Collateral Agent.

         (c) If an Acceleration Event shall have occurred and be continuing, the Collateral Agent shall have the right, to the extent permitted by law, and Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and to take any other action with respect to any or all of the Collateral with the same force and effect as if the Collateral Agent were the absolute and sole owner thereof.

         SECTION 8. Remedies upon Acceleration Events. (a) If any Acceleration Event shall have occurred and be continuing, the Collateral Agent may exercise on behalf of Secured Party all the rights of a secured party under the Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, shall: (i) deliver all Collateral consisting of shares of Common Stock (or security entitlements in respect thereof) (but not in excess of the number thereof deliverable under the Securities Contract at such time) to Secured Party on the date of the Acceleration Amount Notice relating to such Acceleration Event (the "DEFAULT SETTLEMENT DATE") in satisfaction of Parent's and Pledgor's obligations to deliver Common Stock (or security entitlements in respect thereof) under the Securities Contract, whereupon Secured Party shall hold such shares of Common Stock (or security entitlements in respect thereof) absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Parent or Pledgor that may be waived or any other right or claim of Parent or Pledgor, and Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal that Pledgor or Parent has or may have under any law now existing or hereafter adopted; and (ii) if such delivery shall be insufficient to satisfy in full all of the obligations of Parent and Pledgor under the Securities Contract or hereunder, sell all of the remaining Collateral, or such lesser portion thereof as may be necessary to generate proceeds sufficient to satisfy in full all of the obligations of Parent or Pledgor under the Securities Contract or hereunder, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Collateral Agent may deem satisfactory. Pledgor covenants and agrees that it will execute and deliver such documents and take such other action as the Collateral Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Collateral Agent shall have the right to deliver, assign and transfer to the buyer thereof the Collateral so sold. Each buyer at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of Parent or Pledgor that may be waived or any other right or claim of Parent or Pledgor, and Parent and Pledgor, to the extent permitted by law, hereby specifically waive all rights of redemption, stay or appraisal that Pledgor or Parent

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
has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9-504 of the UCC shall (1) in case of a public sale, state the time and place fixed for such sale, (2) in case of sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the buyer thereof, but the Collateral Agent shall not incur any liability in case of the failure of such buyer to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Collateral Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

         (b) Pledgor hereby irrevocably appoints the Collateral Agent its true and lawful attorney, with full power of substitution, in the name of Pledgor, the Collateral Agent or Secured Party or otherwise, for the sole use and benefit of the Collateral Agent and Secured Party, but at the expense of either Parent or Pledgor, to the extent permitted by law, to exercise, at any time and from time to time while an Acceleration Event has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Collateral Agent were the absolute owner thereof (including, without limitation, the giving of instructions and entitlement orders in respect thereof), and

                  (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Collateral Agent shall give Parent and Pledgor not less than one day's prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral that threatens to decline speedily in value, including, without limitation, equity securities, or is of a type customarily sold on a recognized market. The Collateral Agent and Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         (c) Upon any delivery or sale of all or any part of any Collateral made either under the power of delivery or sale given hereunder or under judgment or decree in any judicial proceedings for foreclosure or otherwise for the enforcement of this Agreement, the Collateral Agent is hereby irrevocably appointed the true and lawful attorney of Pledgor, in the name and stead of Pledgor, to make all necessary deeds, bills of sale, instruments of assignment, transfer or conveyance of the property, and all instructions and entitlement orders in respect of the property thus delivered or sold. For that purpose the Collateral Agent may execute all such documents, instruments, instructions and entitlement orders. This power of attorney shall be deemed coupled with an interest, and Pledgor hereby ratifies and confirms that which its attorney acting under such power, or such attorney's successors or agents, shall lawfully do by virtue of this Agreement. If so requested by the Collateral Agent, by Secured Party or by any buyer of the Collateral or a portion thereof, Parent or Pledgor shall further ratify and confirm any such delivery or sale by executing and delivering to the Collateral Agent, to Secured Party or to such buyer or buyers at the expense of Pledgor all proper deeds, bills of sale, instruments of assignment, conveyance or transfer, releases, instructions and entitlement orders as may be designated in any such request.

         (d) In the case of an Acceleration Event, the Collateral Agent may proceed to realize upon the security interest in the Collateral against any one or more of the types of Collateral, at any time, as the Collateral Agent shall determine in its sole discretion subject to the foregoing provisions of this
Section 8. The proceeds of any sale of, or other realization upon, or other receipt from, any of the Collateral shall be applied by the Collateral Agent in the following order of priorities:

                  first, to the payment to the Collateral Agent of the expenses of such sale or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Collateral Agent in connection therewith, including brokerage fees in connection with the sale by the Collateral Agent of any Collateral;

                  second, to the payment to Secured Party of an amount equal to the aggregate Market Value of a number of shares of Common Stock equal to (i) the number of shares of Common Stock (or security entitlements in respect thereof) that would be required to be delivered under
         Section 7.01 of the Securities Contract on the Default Settlement Date without giving effect to the proviso therein minus (ii) the number of shares of Common Stock (or security entitlements in respect thereof) delivered by the Collateral Agent to Secured Party on the Default Settlement Date as described in Section 8(a);

                  finally, if all of the obligations of Parent and Pledgor hereunder and under the Securities Contract have been fully discharged or sufficient funds have been set aside by the Collateral Agent at the request of Parent or Pledgor for the discharge thereof, any remaining proceeds shall be released to Pledgor.

         SECTION 9. The Collateral Agent. (a) Secured Party hereby irrevocably appoints and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Collateral Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.

         (b) The obligations of the Collateral Agent hereunder are only those expressly set forth in this Agreement.

         (c) The Collateral Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         (d) Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with this Agreement (1) with the consent or at the request of Secured Party or (2) in the absence of its own gross negligence or willful misconduct. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

         (e) Pledgor shall indemnify the Collateral Agent against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent's gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Collateral Agent hereunder.

         (f) Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent, bailee, clearing corporation or securities intermediary or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent, bailee, clearing corporation or securities intermediary selected by the Collateral Agent in good faith (or selected by an agent, bailee, clearing corporation or securities intermediary so selected by the Collateral Agent or by any agent, bailee, clearing corporation or securities intermediary selected in accordance with this parenthetical phrase).

         (g) Any corporation or association into which the Collateral Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its agency business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall, subject to the prior written consent of Secured Party, be and become a successor Collateral Agent hereunder and vested with all of the title to the Collateral and all of the powers, discretions, immunities, privileges and other matters as was its predecessor without, except as provided above, the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 10. Miscellaneous. (a) Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All the covenants and agreements herein contained by or on behalf of Pledgor and the Collateral Agent shall bind, and inure to the benefit of, their respective successors and assigns whether so expressed or not, and shall be enforceable by and inure to the benefit of Secured Party and its successors and assigns.

         (b) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Pledgor, the Collateral Agent and Secured Party or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         (c) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard forms of telecommunication. Notices to Pledgor shall be directed to it at 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087, Telecopy No. (610) 293-0601, Attention: Chief Financial Officer; notices to the Collateral Agent shall be directed to it at Five World Trade Center, New York, New York 10048, Telecopy No. (212) 325-0728, Attention: Carl Paravati; notices to Secured Party shall be directed to it in care of CSFP Capital, Inc., Eleven Madison Avenue, New York, New York 10010, Telecopy No. (212) 325-8175,
Attention: Ricardo Harewood.

         (d) This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New York without reference to choice of law doctrine (provided that as to Pledged Items located in any jurisdiction other than the State of New York, the Collateral Agent on behalf of Secured Party shall, in addition to any rights under the laws of the State of New York, have all of the rights to which a secured party is entitled under the laws of such other jurisdiction) and each party hereto submits to the jurisdiction of the Courts of the State of New York. The parties hereto hereby agree that the Collateral Agent's jurisdiction, within the meaning of Section 8-110(e) of the UCC, insofar as it acts as a securities intermediary hereunder or in respect hereof, is the State of New York. To the extent permitted by law, the unenforceability or invalidity of any provision or provisions of this Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

         (e) EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (f) This Agreement may be executed, acknowledged and delivered in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

         SECTION 11. Termination of Pledge Agreement. This Agreement and the rights hereby granted by Pledgor in the Collateral shall cease, terminate and be void upon fulfillment of all of the obligations of Pledgor under the Securities Contract and hereunder. Any Collateral remaining at the time of such termination shall be fully released and discharged from the Security Interests and delivered to Pledgor by the Collateral Agent, all at the request and expense of Pledgor.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.


                                        PARENT:

                                        SAFEGUARD SCIENTIFICS, INC

                                        By: /s/ Michael W. Miles
                                           ------------------------------------
                                           Name: Michael W. Miles
                                           Title: Senior Vice President and CFO


                                        PLEDGOR:

                                        SAFEGUARD SCIENTIFICS (DELAWARE), INC.

                                        By: /s/ Michael W. Miles
                                           ------------------------------------
                                           Name: Michael W. Miles
                                           Title: Senior Vice President and CFO

                                        COLLATERAL AGENT:

                                        CREDIT SUISSE FIRST BOSTON,
                                          NEW YORK BRANCH
                                          as Collateral Agent

                                        By: /s/ James P. Moran
                                           ------------------------------------
                                           Name: James P. Moran
                                           Title: Director



                                        By: /s/ Douglas E. Maher
                                           ------------------------------------
                                           Name: Douglas E. Maher
                                           Title: Vice President


                                  Secured Party:
                                  Credit Suisse Financial Products

                                        By: /s/ Edmond Curtin
                                            -----------------------------------
                                            Name: Edmond Curtin
                                            Title: Director - Legal and
                                                   Compliance Department

                                        By: /s/ David Bonham
                                            -----------------------------------
                                            Name: David Bonham
                                            Title: Director - Legal and
                                                   Compliance Department